FORM 8-K/A

                                 AMENDED REPORT


Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)         August 29, 2000
                                                 -----------------------

                          Wake Forest Bancshares, Inc.
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             (Exact name of registrant as specified in its charter)



       United States of America                       000-25999                56-2131079
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(State or other jurisdiction of                   (Commission File         (IRS Employer of
         incorporation)                                Number)             Identification No.)

302 S. Brooks Street, Wake Forest, North Carolina                       27587
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(Address of principal executive offices)                              (Zip Code)

Not applicable
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(Former name or former address, if changed since last report.)


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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
                  (disclosures required by Item 304(a) of Regulation S-K)


                  On August 21, 2000, the audit committee and the full Board of Directors of Wake Forest Bancshares, Inc. elected to terminate the audit services of the firm of McGladrey & Pullen, LLP and appoint the firm of Dixon Odom PLLC to serve as the Company's independent auditors for its fiscal year ending September 30, 2000.

                  McGladrey & Pullen, LLP served as the Company's independent accountants to audit Wake Forest Bancshares, Inc.'s two most recent fiscal year ends. McGladrey and Pullen, LLP's reports on the Company's financial statements for those years (fiscal years ended September 30, 1999 and 1998) were unqualified opinions.

                  During the Company's two most recent fiscal year ends (fiscal years ended September 30, 1999 and 1998) and the subsequent interim period from October 1, 1999 to August 21, 2000, Wake Forest Bancshares, Inc. did not have any disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which would have caused McGladrey & Pullen, LLP to make reference to the subject matter in connection with its report.

                  During the Company's two most recent fiscal year ends (fiscal years ended September 30, 1999 and 1998) and the subsequent interim period from October 1, 1999 to August 21, 2000, Wake Forest Bancshares, Inc. (or anyone acting on its behalf) did not consult with Dixon Odom PLLC regarding any application of accounting principle to a specified transaction, either completed or proposed; or any type of audit opinion that might be rendered on the Company's financial statements. Neither a written report nor oral advice was provided by Dixon Odom PLLC to the Company that the new auditors concluded was an important factor considered by the Company in reaching a decision on any accounting, auditing, or financial reporting issue.

                  The Company provided McGladrey & Pullen, LLP with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of a Form 8-K dated August 21, 2000. The Company requested that McGladrey & Pullen LLP provide the Company with a letter addressed to the Commission stating whether it agrees with the statements made by
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                  the Company in response to Item 304(a) of Regulation  S-K, and if not, stating the respects in which it does not agree. Attached as an exhibit to this amended Form 8-K is McGladrey & Pullen, LLP's response in which they stated they are in agreement with Company's statements included in its Form 8-K dated August 21, 2000.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               WAKE FOREST BANCSHARES, INC.





         Dated    August 29, 2000                    By: /s/ Anna O. Sumerlin
               ---------------------------               -------------------
                                                         Anna O. Sumerlin
                                                         President and CEO


         Dated    August 29, 2000                    By: /s/ Robert C. White
               ---------------------------               ------------------
                                                         Robert C. White
                                                         Vice President and CFO




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                                                                       EXHIBIT A


[LOGO]   MCGLADREY & PULLEN, LLP                                       RSM
         -----------------------                                       ---
                                                                   INTERNATIONAL

August 25, 2000

Securities and Exchange Commission
Washington, D.C.

We were previously the independent accountants for Wake Forest Bancshares, Inc., and on October 27, 1999, we reported on the consolidated financial statements of Wake Forest Bancshares, Inc. and subsidiary as of September 30, 1999 and 1998 and for the years then ended. On August 23, 2000, we were dismissed as independent accountants of Wake Forest Bansheras, Inc.

We have read Wake Forest Bancshares, Inc.'s statements included under item 4 of its Form 8-K dated August 21, 2000, and we agree with such statements.


/s/ McGladrey & Pullen, LLP
---------------------------
McGladrey & Pullen


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